UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 7, 2006

CARDIFF INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Its Charter)

Colorado
(State or Other Jurisdiction of Incorporation)

000-49709	84-1044583
(Commission File Number)	(IRS Employer Identification No.)

5717 Tanner Ridge Ave., Westlake Village, CA	91362
(Address of Principal Executive Offices)	(Zip Code)

818-879-9722 (Registrant’s Telephone Number, Including Area Code)
(Registrant’s Telephone Number, Including Area Code)

4685 South Highland Drive, Suite 202, Salt Lake City, Utah 84117
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Change in Fiscal Year.

On February 7, 2006, the Board of Directors of Cardiff International, Inc. (the “Company”) decided to change the fiscal year end to December 31, from the current year end of September 30th. The Company’s operating subsidiary, Legacy Card Company, Inc., has a year end of December 31st. The Company intends to file a Form 10-KSB for the transition period ending December 31, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 14, 2006	CARDIFF INTERNATIONAL, INC.

By: /s/ Daniel Thompson
President